DAVID E. COFFEY 3651 LINDELL ROAD, SUITE A, LAS VEGAS, NEVADA 89103

CERTIFIED PUBLIC ACCOUNTANT (702) 871-3979

January 15, 2001

Securities and Exchange Commission

Washington, D.C. 20549

I have reviewed the Current Report on Form 8-K by Rapid Retrieval Systems, Inc. dated January 16, 2001 concerning the matter of Item 4 "Changes in Registrant's Certifying Accountant". There were no disagreements between the Company and myself on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would require disclosure in the Company's Current Report on Form 8-K.

/s/ David Coffey, C.P.A.

Las Vegas Nevada